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                                                                    EXHIBIT 21.1


                                  SUBSIDIARIES


         The following table sets forth the subsidiaries of Noble Drilling
Corporation as of February 1, 2002 excluding certain subsidiaries that, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary (as defined in Rule 1-02 (W) of Regulation S-X as of December 31, 2001):


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
SUBSIDIARY NAME                                                              INCORPORATED OR ORGANIZED IN:
---------------                                                              -----------------------------

Noble Drilling Asset Holding Corporation (1)                                                      Delaware
Noble Drilling International Inc. (1)                                                             Delaware
Noble Drilling Services Inc. (1)                                                                  Delaware
Noble Drilling (U.S.) Inc. (1)                                                                    Delaware
Noble Engineering & Development Limited (1)                                                 Cayman Islands
Noble Properties, Inc. (1)                                                                        Oklahoma
Triton Engineering Services Company (1)                                                           Delaware
Noble Drilling International (Cayman) Ltd. (2)                                              Cayman Islands
Noble Drilling (Canada) Ltd. (2)                                                                   Alberta
Noble Drilling (Cyprus) Limited (2)                                                                 Cyprus
Noble Drilling (Denmark) Holding ApS (2)                                                           Denmark
Noble Drilling (Jim Thompson) Inc. (3)                                                            Delaware
Noble Drilling (Paul Romano) Inc. (3)                                                             Delaware
Noble (Gulf of Mexico) Inc. (3)                                                                   Delaware
Noble Drilling Exploration Company (3)                                                            Delaware
Ilion, LLC (3)                                                                                    Delaware
Triton Engineering Services Company, S.A. (4)                                                    Venezuela
Triton International, Inc. (4)                                                                    Delaware
Triton USA, Inc. (4)                                                                              Delaware
International Directional Services Ltd. (5)                                                        Bermuda
Noble do Brasil S/C Ltda. (5)                                                                       Brazil
Noble Asset Company Limited (5)                                                             Cayman Islands
Noble Asset (U.K.) Limited (5)                                                              Cayman Islands
Noble Contracting GmbH (5)                                                                     Switzerland
Noble Drilling (Nigeria) Ltd. (5)                                                                  Nigeria
Noble Drilling (Paul Wolff) Ltd. (5)                                                        Cayman Islands
Noble Drilling (TVL) Ltd. (5)                                                               Cayman Islands
Noble Enterprises Limited (5)                                                               Cayman Islands
Noble International Finance Company (5)                                                     Cayman Islands
Noble International Limited (5)                                                             Cayman Islands
Noble Mexico Limited (5)                                                                    Cayman Islands
Noble-Neddrill International Limited (5)                                                    Cayman Islands
Noble Drilling (N.S.) Limited (5)                                                                     U.K.
Noble Drilling (Denmark) ApS (5)                                                                   Denmark
Noble Offshore Real Estate Ltd. (5)                                                         Cayman Islands
372733 Alberta Inc. (6)                                                                            Alberta
Bawden Drilling Inc. (6)                                                                          Delaware
Bawden Drilling International Ltd. (6)                                                             Bermuda
Noble International Services Ltd. (6)                                                              Bermuda
Triton Drilling (Nigeria) Ltd. (7)                                                                 Nigeria
Triton International de Mexico, S.A. de C.V. (7)                                                    Mexico



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
TSIA International (Antilles) N.V. (8)                                                            Antilles
Noble Rochford Drilling Ltd. (8)                                                            Cayman Islands
Arktik Drilling Limited, Inc. (9)                                                                  Bahamas
Noble Drilling (U.K.) Ltd. (10)                                                                       U.K.
Nedstaff Europe Ltd. (10)                                                                             U.K.
Noble Drilling (Land Support) Limited (10)                                                            U.K.
Noble Drilling (Norway) A S (11)                                                                    Norway
Noble Drilling International Ltd. (12)                                                             Bermuda
Noble Drilling International Services Pte. Ltd. (12)                                             Singapore
Noble Drilling (Malaysia) Sdn. Bhd. (12)                                                          Malaysia
Noble Drilling Arabia Limited (13)                                                            Saudi Arabia
Nobile Drilling de Venezuela C.A. (13)                                                           Venezuela
Noble Offshore de Venezuela C.A. (13)                                                            Venezuela
Resolute Insurance Group Ltd. (14)                                                                 Bermuda
Noble Drilling (Nederland) B.V. (15)                                                       The Netherlands
Noble Drilling Services (Norge) A S (15)                                                            Norway
Noble CROSCO Drilling Ltd. (16)                                                             Cayman Islands
Noble Rochford Drilling (North Sea) Ltd. (17)                                               Cayman Islands
Maragem A S (18)                                                                                    Norway
Maurer Technology Incorporated (19)                                                               Delaware
Noble CROSCO Operating Ltd. (20)                                                            Cayman Islands

(1)      100% owned by Noble Drilling Corporation
(2)      100% owned by Noble Drilling International Inc. (95% in the case of Noble Drilling International (Cayman) Ltd.)
(3)      100% owned by Noble Drilling (U.S.) Inc.
(4)      100% owned by Triton Engineering Services Company
(5)      100% owned by Noble Drilling International (Cayman) Ltd.
(6)      100% owned by Noble Drilling (Canada) Ltd.
(7)      100% owned by Triton International, Inc.
(8)      100% owned by Noble Asset Company Limited
(9)      Joint venture (owned 82% by Noble Asset Company Limited)
(10)     100% owned by Noble Drilling (N.S.) Limited
(11)     100% owned by Noble Drilling (Denmark) Holding ApS
(12)     100% owned by Noble Enterprises Limited (70% in the case of Noble Drilling (Malaysia) Sdn. Bhd.)
(13)     100% owned by Noble International Limited
(14)     100% owned by Bawden Drilling International Ltd.
(15)     100% owned by Noble Drilling (Denmark) ApS
(16)     Joint Venture (owned 50% by Noble Asset Company Limited)
(17)     100% owned by Noble Rochford Drilling Ltd.
(18)     11% owned by Noble Drilling Services (Norge) A S
(19)     100% owned by Noble Engineering & Development Limited
(20)     100% owned by Noble CROSCO Drilling Ltd.
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